Material accounting policies (Policies)	12 Months Ended
Dec. 31, 2025
Material accounting policies
Basis of preparation

Basis of preparation

The Consolidated Financial Statements have been prepared in accordance with UK-adopted International Accounting Standards (IAS) and with the requirements of the Companies Act 2006 as applicable to companies reporting under those standards. The Consolidated Financial Statements also comply fully with International Financial Reporting Standards (IFRSs) as issued by the International Accounting Standards Board (IASB). The Consolidated Financial Statements have been prepared under the historical cost convention, as modified by the revaluation of certain financial assets and liabilities (including derivative instruments). Certain financial and equity instruments have been measured at fair value.

Climate change

Climate change

The Group has engaged in a detailed review of expected climate change impacts on the business and its assets and liabilities, to establish any adjustments required and what disclosure is necessary in the Consolidated Financial Statements for 2025 under a 1.5–2.0°C pathway.

This process has been completed to ensure material accuracy of the financial reporting, and that disclosure of relevant information complies with the requirements of IAS 1.

The process has involved a detailed review of material revenue segments, all balance sheet line items, and each element of the Group target to reach net zero by 2040, to identify if any of these items are expected to be materially impacted in a negative or positive way by weather, legislative, or societal changes. The conclusions of this process were reviewed and agreed by the Audit Committee and Board on 12 December 2025.

Overall, the conclusion of the review was that, while there will undoubtedly be impacts on the Group, the highly disaggregated nature of the operations significantly reduces the risk profile of the Group to impacts from weather-related changes. The changes necessary to achieve net zero will not have a materially adverse impact on the cash flows of the Group and indeed, warmer climates may present some opportunities. Societal and legislative impacts are not felt to have a material impact on any one segment such that we need to break out reporting in a different way from previous years. Judgements are not felt to be significant, although clearly, understanding of climate change is developing with time. The area with the most judgement is goodwill impairment testing and a description is given in Note B2 of the processes undertaken to give comfort on the valuations. Management review has concluded that this is the only area that has judgement and potential for material impact, although we conclude that none are necessary and that no further disclosures are needed beyond this note.

Going concern

Going concern

The Directors have prepared Board-approved cash flow forecasts for a period of 18 months to 30 June 2027 to demonstrate that the Group has sufficient liquidity to meet its obligations as they fall due for the period of at least 12 months from the date of approval of these Consolidated Financial Statements, with a longer assessment period to 30 June 2027 being considered as appropriate.

Additionally, the Directors have assessed severe but plausible downside scenarios. The downside scenarios include: (i) a revenue decline of 20% against base budget for six months; and (ii) a 20% revenue decline for 12 months. Both of these scenarios are considerably worse than the actual impact of the COVID-19 pandemic in 2020. These assessments were prepared on the conservative assumption that the Group has no access to the debt capital markets. As part of their analysis, the Board considered mitigating actions at their discretion to improve the position identified by the analysis if the debt capital markets are not accessible, such as cost savings, and adjusting the level of M&A activity and/or dividends paid. In addition to the above, the Directors also considered that the Group has the ability to extend existing or raise new financing, although this was not included in the modelling undertaken for going concern assessment.

The Going Concern analysis demonstrates that under the base case, the Group has c.$0.8bn of headroom at 30 June 2027 and c.$0.5bn under the severe but plausible downside scenario. This is before potential mitigations available, estimated to be c.$1.2bn.

Based on the above, the Directors have concluded that the Group is well placed to manage its financing and other business risks and have a reasonable expectation that the Group will have adequate resources to continue in operation for at least 12 months from the signing date of these Consolidated Financial Statements. They therefore consider it appropriate to adopt the going concern basis in preparing these Consolidated Financial Statements.

Consolidation

Consolidation

(a)Subsidiaries

Subsidiaries are entities controlled by the Group. The Group controls an entity when it: (i) has power over the entity; (ii) is exposed or has rights to variable returns from its involvement with the entity; and (iii) has the ability to affect those returns through its power over the entity. The Group reassesses whether or not it controls a subsidiary if facts and circumstances indicate that there are changes to one or more of these three elements of control.

The financial statements of subsidiaries are included in the Consolidated Financial Statements from the date that control commences until the date that control ceases. Inter-company transactions, balances, and gains and losses on transactions between Group companies are eliminated on consolidation. When less than 100% of the issued share capital of a subsidiary is acquired, and the acquisition includes an option to purchase the remaining share capital of the subsidiary, the anticipated acquisition method is applied where judged appropriate to do so. The judgement is based on the risks and rewards associated with the option to purchase, meaning that no non-controlling interest is recognised. A liability is carried on the balance sheet equal to the fair value of the option to purchase. This is revised to the fair value at each reporting date, with differences being recorded in equity.

Where the Group ceases to have control of a subsidiary, the assets and liabilities are derecognised along with any related non-controlling interest and other components of equity. Any resulting gain or loss is recognised in the income statement. Any interest retained in the former subsidiary is measured at fair value when control ceases. Changes in the Group’s interest in a subsidiary that do not result in a loss of control are accounted for as equity transactions.

The results and cash flows of significant assets or businesses sold during the year are presented as discontinued operations in the Consolidated Statement of Profit or Loss and the Consolidated Cash Flow Statement. Assets and businesses are classified as held for sale when their carrying amounts are expected to be recovered through sale rather than through continuing use. They only meet the held for sale condition when the assets are ready for immediate sale in their present condition, management is committed to the sale, and it is highly probable that the sale will complete within one year. Depreciation ceases on assets and businesses when they are classified as held for sale and the assets and businesses are impaired if the proceeds less sale costs fall short of the carrying value.

Losses applicable to the non-controlling interests in a subsidiary are allocated to the non-controlling interests, which may cause the non-controlling interests to have a deficit balance. Consideration in excess of net identifiable assets acquired in respect of non-controlling interests in existing subsidiary undertakings is taken directly to equity.

(b)Associates

Associates are those entities in which the Group has significant influence over the financial and operating policies, but not control. Significant influence is usually presumed to exist when the Group holds between 20% and 50% of the voting power of another entity.

Associates are accounted for using the equity method and are initially recognised at cost. The Group’s investment includes goodwill identified on acquisition, net of any accumulated impairment losses. The Consolidated Financial Statements include the Group’s share of the total comprehensive income and equity movements of equity accounted investees, from the date that significant influence commences until the date that significant influence ceases. When the Group’s share of losses exceeds its interest in an equity accounted investee, the carrying amount is reduced to nil and recognition of further losses is discontinued, except to the extent that the Group has incurred legal or constructive obligations or made payments on behalf of an investee.

Gains and losses on transactions between the Group and its associates are eliminated to the extent of the Group’s interest in the associates.

Foreign currency translation

Foreign currency translation

(a)Functional and presentation currency

Items included in the Financial Statements of each of the Group’s entities are measured using the currency of the primary economic environment in which the entity operates (the functional currency). The Consolidated Financial Statements are presented in US dollars, which differs from the functional currency of Rentokil Initial plc which remains in sterling.

On 25 July 2024, the Group announced that with effect from 1 January 2025 it would be changing its presentation currency from sterling to US dollar. Within the Group’s current portfolio of businesses, sterling denominated earnings, while sizeable, are a relatively small proportion of overall earnings. To reduce the potential for foreign exchange volatility in our future reported earnings, the Board determined that, with effect from 1 January 2025, the Group will present its results in US dollar.

Accordingly, to satisfy the requirements of IAS 21 The Effects of Changes in Foreign Exchange Rates, the reported results for the years ended 31 December 2024 and 31 December 2023 have been translated from sterling to US dollar using the following procedures:

(i)	assets and liabilities denominated in non-US dollar currencies were translated into US dollar at the relevant closing rates of exchange;
(ii)	the trading results of subsidiaries whose functional currency was other than US dollar were translated into US dollar at the average rates of exchange for the relevant period, with material items translated at the rate on the dates of transaction;
(iii)	share capital, share premium, capital reduction reserve, and merger relief reserve were translated at the historic rates prevailing on the date of each transaction; and
(iv)	the cumulative translation reserve balance was set to nil on 1 January 2004, the date of transition to IFRS, and has been represented on the basis that the Group has reported in US dollar since that date.

A change in presentation currency represents a change in accounting policy under IAS 8 Accounting Policies, Changes in Accounting Estimates and Errors which is accounted for retrospectively. The £/$ rates used for this exercise are: average 2024 1.2773, 2023 1.2441; and closing 2024 1.2519, 2023 1.2737.

(b)Group companies

The results and financial position of all the Group entities that have a functional currency different from the presentation currency are translated into the presentation currency as follows:

(i)assets and liabilities for each balance sheet presented are translated at the closing rate at the date of the balance sheet;
(ii)income and expenses for each income statement are translated at average exchange rates; and
(iii)all resulting exchange differences are recognised as a separate component of equity.

On consolidation, exchange differences arising from the translation of the net investment in foreign entities, and of borrowings and other currency instruments designated as hedges of such investments or deemed to be quasi-equity, are taken to other comprehensive income. When a foreign operation is sold, such exchange differences are recognised in the income statement as part of the gain or loss on sale.

(c)Transactions and balances

Foreign currency transactions are translated into the functional currency using the exchange rates prevailing at the dates of the transactions. Foreign exchange gains and losses resulting from the settlement of such transactions, or from the translation of monetary assets and liabilities denominated in foreign currencies at reporting period end exchange rates, are recognised under the appropriate heading in the income statement; except when deferred in equity as qualifying net investment hedges or where certain intra-group loans are determined to be quasi-equity (normally not expected to be repaid).

(d)Financial reporting in hyperinflationary economies

The Group has operations in Argentina, Ghana, Lebanon, and Turkey, which remained hyperinflationary in 2025.

The IAS 29 rules are applied as follows:

(i)	adjustment of the income statement at the end of the reporting period using the change in general price index;
(ii)	adjustment of historical cost non-monetary assets and liabilities for the change in purchasing power caused by inflation from the date of initial recognition to the balance sheet date; and
(iii)	adjustment of the income statement to reflect the impact of inflation and exchange rate movement on holding monetary assets and liabilities in the local currency.

Consumer Price Indices have been used for the relevant hyperinflationary adjustments. The indices used for these adjustments are as follows:

Country	Index at 1 January 2025	Index at 31 December 2025
Argentina	7,693.70	10,121.37
Ghana	248.30	261.70
Lebanon	7,061.07	7,924.35
Turkey	2,684.55	3,513.87

Financial instruments

Financial instruments

Financial assets and financial liabilities are recognised when the Group becomes a party to the contractual provisions of the relevant instrument, and derecognised when it ceases to be a party to such provisions.

Financial assets

Financial assets

The Group classifies its financial assets depending on the purpose for which the financial assets were acquired. At initial recognition, the Group carries out a solely payments of principal and interest (SPPI) test and a business model test to establish the classification and measurement of its financial assets. Financial assets are classified in the following categories:

(a)Amortised cost

Financial assets under this classification are non-derivative financial assets held to collect the contractual cash flows until maturity and the cash flows are SPPI. Assets measured at amortised cost include trade and other receivables, cash and cash equivalents (excluding money market funds which are classified as fair value through profit and loss), and other investments.

(b)Fair value through other comprehensive income

These are non-derivative financial assets which can be for sale with cash flows that are SPPI. These assets are measured at fair value and changes to market values are recognised in other comprehensive income. The Group has no assets classified under this category.

(c)Fair value through profit or loss

Financial assets under this classification are assets that cannot be classified in any of the other categories. These assets are measured at fair value and changes to market values are recognised in profit and loss.

Financial liabilities

Financial liabilities

All financial liabilities are stated at amortised cost using the effective interest rate method except for derivatives, which are classified as held for trading (except where they qualify for hedge accounting) and are held at fair value.

Financial liabilities held at amortised cost include trade payables, deferred consideration, and borrowings.

Revenue recognition

Revenue recognition

Revenue represents the transfer of promised goods or services to customers in an amount that reflects the consideration to which the Group expects to be entitled. All revenue is considered revenue from contracts with customers as defined by IFRS 15, including job work and sales of goods. Under IFRS 15, revenue is recognised when a customer obtains control of goods or services in line with identifiable performance obligations. In the majority of cases, the Group considers that the contracts it enters into are contracts for bundled services which are accounted for as a single performance obligation. Accordingly, the majority of revenue across the Group is recognised on an output basis evenly over the course of the contract because the customer simultaneously receives and consumes the benefits provided by the Group’s performance as it performs. Job work is short-term contract revenue whereby the period of service is typically less than one month in duration. The performance obligations linked to this revenue type are individual to each job due to their nature, with revenue being recognised at a point in time on completion. Where consumables are supplied separately from the service contract, revenue is recognised at the point the goods transfer.

The transaction price reported for all contracts is the price agreed in the contract and there are no material elements of variable consideration, financing component, or non-cash consideration. The Group applies the practical expedient in paragraph 121 of IFRS 15 and does not disclose information about remaining performance obligations because the Group has a right to consideration from customers in an amount that corresponds directly with the value to the customer of the performance obligations completed to date.

Disaggregation of revenue into region, category, and major type of revenue stream is shown below under segment reporting.

Performance obligations

Contract service revenue

These are mainly full-service contracts, inclusive of equipment, maintenance, and consumables as required. The inclusive service is treated as a single performance obligation.

●	Pest Control: the Group offers a range of services, with the most common being general pest maintenance contracts. Under this type of contract, the Group promises to provide a pest control service for the duration of the contract. In order to fulfil this promise, equipment is supplied (such as bait boxes) and a technician maintains and monitors the equipment at a set number of visits per year. The Group considers that this type of contract is a bundled service as the goods and services are not distinct in the context of the contract; equipment is not supplied without the service. Some countries offer an assurance warranty-type service where any additional call-outs are included in the contract price; in other countries, additional call-outs are chargeable. Where an assurance warranty is offered as part of the contract, revenue is recognised over the duration of the contract. Where no such warranty is offered, revenue is recognised at a point in time when the customer is visited.

In addition, the Group offers certain termite contracts across a limited number of countries (including North America) where there is a single performance obligation. In these contracts, revenue is recognised as the performance obligation is satisfied, which is generally over a short time period of a few days. These contracts include assurance warranties that last for a period of 12 months from the date of service, but the warranty is not considered to be a performance obligation under IFRS 15. These contracts are annual contracts and are therefore recognised as contract service revenue. Some smaller acquired businesses have legacy termite contract terms that do offer service warranties, resulting in a spread of revenues over the contractual year.

●	Hygiene & Wellbeing: the Group offers a similar type of service to Pest Control, providing washroom equipment, consumables, and a technician to service the washroom. This type of contract will include a set number of visits. Dispensers are replenished by the technician. Management considers that the supply of goods and services are not distinct in the context of the contract. Dispensers and other equipment would not be supplied without providing the full service; the equipment is controlled by the Group and ownership does not transfer to the customer. Also included are contracts relating to interior landscaping, specifically the supply and maintenance of interior plants. Maintenance is only offered for plants that were supplied by the Group and therefore the services are not distinct in the context of the contract. The assets are positioned and situated by our technicians and the customer is not permitted to relocate them. At the end of the contract, any assets on the customer’s site are recovered.
●	France Workwear: the main type of contract is for supply and laundering of garments for commercial organisations. Supply and laundry are not offered separately, therefore management considers the services not to be distinct in the context of the contract. The service is treated as a bundle and a single performance obligation. Any equipment remains under ownership and control of the Group.

Job work

These services are short-term in nature and only an immaterial amount would straddle an accounting period end. There is usually only one performance obligation, with revenue recognised at the point of completion of the work.

●	Pest Control: an example of this type of revenue in the Pest Control category is bird-proofing, which is a one-off installation that, depending on the size of the site, may take between a few days and several weeks to complete. There is a single performance obligation (to install bird-proofing) and the customer is billed, and revenue recognised, at the end of the job.
●	Hygiene & Wellbeing: this type of revenue is generated, for example, by our Specialist Hygiene team, which performs specialist cleaning services such as graffiti removal, deep cleaning of kitchens and washrooms, trauma cleaning, flood or fire damage cleaning, and specialist deep cleaning services. These are usually short-term jobs (less than one week) and usually there is a single performance obligation with revenue recognised on completion of the job.

Sale of goods

Sale of products and consumables relates mainly to the pest distribution businesses, which sell pest control products to retailers and the pest control industry. In the Hygiene & Wellbeing business there are some sales of consumables to customers. In all cases, revenue is recognised at the point in time that ownership transfers to the customer.

The Group does not consider that any judgements were made that would have a significant impact on the amount or timing of revenue recognised. Those contracts in the business where revenue is recognised over time are repetitive and are based on short cycles that repeat many times per year. Therefore, if revenue had been considered to be recognised at a point in time rather than over time, the in-year impact would be immaterial.

The Group makes a charge against revenue for credit notes not yet issued at the balance sheet date.

Contract costs

Contract costs

Contract costs are mainly incremental costs of obtaining contracts (primarily sales commissions directly related to contracts obtained), and to a lesser extent costs to fulfil contracts which are not within the scope of other standards (mainly incremental costs of putting resources in place to fulfil contracts).

It is anticipated that these costs are recoverable over the life of the contract to which they relate. Accordingly, the Group capitalises them as contract costs and amortises them over the expected life of the contracts. Management takes a portfolio approach to recognising contract costs, and the expected length of contracts across the Group and associated amortisation periods are between three and seven years.

The contract costs recognised in the balance sheet at the period end amounted to $337m (2024: $298m; 2023: $285m). The amount of amortisation recognised in the period was $123m (2024: $117m; 2023: $150m).

Applying the practical expedient in paragraph 94 of IFRS 15, the Group recognises the incremental costs of obtaining contracts as an expense when incurred if the amortisation period of the assets that the Group otherwise would have recognised is one year or less.

Contract assets and accrued income

Contract assets and accrued income

Contract assets relate to the Group’s right to consideration for performance obligations satisfied, but where further performance obligations need to be satisfied before the customer can be invoiced. Accrued income is recognised where all performance obligations have been satisfied but the customer has yet to be invoiced. A receivable is recognised when all rights to consideration become unconditional, which usually occurs when the Group issues an invoice to the customer. All opening balances have been invoiced during the year.

Contract liabilities

Contract liabilities

Contract liabilities relate to advance consideration received from customers where the performance obligations have yet to be satisfied. All opening balances have subsequently been satisfied in the year. In most business categories where revenue is recognised over time, customers are invoiced in advance or simultaneously with performance obligations being satisfied.

Segment reporting

Segment reporting

Segmental information in accordance with IFRS 8 Operating Segments has been presented on the next page. The Group’s operating segments are regions and this reflects the internal management reporting structures and the way information is reviewed by the chief operating decision maker (the Chief Executive). The businesses within each operating segment operate in a number of different countries and sell services across two business segments, with the workwear segment disposed of in the year.

Following the acquisition of Terminix, the majority of the Group’s activity is in North America. With effect from 1 January 2025, the Group’s reporting structure has been changed to combine Europe including LATAM, UK & SSA, Pacific, and Asia & MENAT regions into a single operating and reporting segment, International. The Chief Executive remains as chief operating decision maker (CODM) and reviews the results on a monthly basis for the North America and International segments. All reporting to the Board is also done on this basis. Comparative segmental financial information for 2024 and 2023 has been represented.

Disaggregated revenue under IFRS 15 is the same as the segmental analysis below. Restructuring costs, one-off and adjusting items, amortisation and impairment of intangible assets (excluding computer software), and central and regional costs are presented at a Group level as they are not targeted or managed at reportable segment level. The basis of presentation is consistent with the information reviewed by internal management.The segment profit or loss measure that is regularly provided to the CODM is Adjusted Operating Profit.

Earnings per share

Basic earnings per share is calculated by dividing the profit after tax attributable to equity holders of the Company by the weighted average number of shares in issue during the year, excluding those held in the Rentokil Initial Employee Share Trust (see note at the bottom of the Consolidated Statement of Changes in Equity) which are treated as cancelled, and including share options for which all conditions have been met.

For diluted earnings per share, the weighted average number of ordinary shares in issue is adjusted to include all potential dilutive ordinary shares. The Group’s potentially dilutive ordinary shares relate to the contingent issuable shares under the Group’s LTIPs to the extent that the performance conditions have been met at the end of the period. These share options are issued for nil consideration to employees if performance conditions are met.

Trade and other receivables

The Group’s trade receivables are recognised at the transaction price less provision for impairment. They are generally due for settlement within 30 days and are all classified as current. The amount of the provision for impairment is recognised in the income statement and movements on provisions for impaired trade receivables are recognised within operating expenses in the income statement. Amounts are generally charged to the provision for impairment of trade receivables when there is no expectation of recovering additional cash.

Expected credit loss (ECL) calculations are performed and are used to calculate the provision for impairment of trade receivables. ECL calculations are a probability-weighted estimate of credit losses and are performed at country level. The Group applies the simplified method of applying lifetime ECLs to trade receivables using an allowance matrix to measure the ECLs of trade receivables from its customers, which comprise customer portfolios across several countries. Credit risk factors that are considered as part of ECL calculations may include, but are not limited to: payment history, customer size, customer type (national/residential/commercial/government), age of debt, industry strength, economy, environmental factors such as climate change, and product or service provided.

Loss allowances are also calculated on other financial assets, although the amounts are generally not significant and the asset is recognised net of the allowance.

There is limited concentration of credit risk with respect to trade receivables due to the Group’s customer base being large and diverse. The amount of credit risk with respect to customers is represented by the carrying amount on the balance sheet. The Group policy is that credit facilities for new customers are approved by designated managers at regional level. Credit limits are set with reference to trading history and reports from credit rating agencies where they are available. Where this is not feasible, the Group may request payment in advance of work being carried out, or settlement by credit card on completion of the work. There are no trade receivables that would otherwise be past due or impaired whose terms have been renegotiated.

Inventories

Inventories are stated at the lower of cost and net realisable value. Cost is determined using the weighted average cost method. The cost of finished goods and work in progress comprises design costs, raw materials, direct labour, other direct costs, and related production overheads (based on normal operating capacity). It excludes borrowing costs. Net realisable value is the estimated selling price less applicable variable selling expenses.

Provisions for liabilities and charges

The Group has provisions for termite damage claims, self-insurance, environmental, and other. Provisions are recognised when the Group has a present obligation as a result of past events, it is probable that an outflow of resources will be required to settle the obligation, and the amount is capable of being reliably estimated. If such an obligation is not capable of being reliably estimated it is classified as a contingent liability (Note D3).

Employee benefit expense

Profit-sharing and bonus plans

The Group recognises a liability and an expense for bonuses and profit-sharing, based on calculations of achievements of financial performance targets and the best estimate of the obligation to employees related to personal performance criteria being achieved. A liability is recognised where a contractual obligation exists or where past practice indicates that there is a constructive obligation to make such payments in the future.

Holiday pay

Paid holidays are regarded as an employee benefit and as such are charged to the income statement as the benefits are earned. An accrual is made at the balance sheet date to reflect the fair value of holidays earned but not yet taken.

Termination benefits

Termination benefits are payable when an employment is terminated before the normal retirement date, or whenever an employee accepts voluntary redundancy in exchange for these benefits. The Group recognises termination benefits when it is demonstrably committed to either: terminating the employment of current employees according to a detailed formal plan without possibility of withdrawal; or providing termination benefits as a result of an offer made to encourage voluntary redundancy. Benefits falling due more than 12 months after the balance sheet date are discounted to present value where the effect of discounting is material.

Defined contribution pension plans

A defined contribution plan is a pension plan under which the Group pays fixed contributions into a separate entity.

The Group pays contributions to publicly or privately administered pension plans on a mandatory, contractual, or voluntary basis. The Group has no further payment obligations once the contributions have been paid. The contributions are recognised as an employee benefit expense when they are due. Prepaid contributions are recognised as an asset to the extent that a cash refund or a reduction in the future payments is available.

Defined benefit pension plans

A defined benefit pension plan is a plan that defines the amount of future pension benefit that an employee will receive on retirement, usually dependent on one or more factors such as years of service, compensation, and age.

The asset or liability recognised in the balance sheet in respect of defined benefit pension plans is the fair value of plan assets, less the present value of the defined benefit obligation at the balance sheet date. The Group determines the net interest on the net defined benefit asset for the period by applying the discount rate used to measure the defined benefit obligation at the beginning of the annual period to the net defined benefit asset. The defined benefit obligation is calculated annually by independent actuaries using the projected unit credit method. The present value of the defined benefit obligation is determined by discounting the estimated future cash outflows using interest rates of high-quality corporate bonds that have a credit rating of at least AA, are denominated in the currency in which the benefits will be paid, and have terms to maturity approximating to the terms of the related pension liability. The Group will recognise a pension surplus as an asset where there is an unconditional right to a refund or where the Group has a right to reduce future pension contributions, taking into account the adverse effect of any minimum funding requirements.

Current and past service costs, to the extent they have vested, and curtailments are recognised as charges or credits against operating profit in the income statement. Interest income on the net defined benefit asset is recognised in finance income. Remeasurement gains and losses arising from experience adjustments, return on plan assets, and changes in actuarial assumptions are charged or credited to the Consolidated Statement of Comprehensive Income.

Share-based compensation

Share-based compensation

The Group operates two equity-settled share-based long-term incentive plans (LTIPs): the Performance Share Plan and the Restricted Share Plan. The economic cost of awarding shares and share options to employees is recognised as an expense in the income statement, equivalent to the fair value of the benefit awarded. The fair value of the Performance Share Plan is determined by reference to option pricing models, principally stochastic and adjusted Black-Scholes models. The fair value of the Restricted Share Plan is determined by reference to an adjusted Black-Scholes model. The charge for both plans is recognised in the income statement over the vesting period of the award. At each balance sheet date, the Group revises its estimate of the number of shares that vest or options that are expected to become exercisable. Any revision to the original estimates (other than those which are a result of movements in total shareholder return (TSR)) is reflected in the income statement with a corresponding adjustment to equity immediately to the extent it relates to past service, and the remainder over the rest of the vesting period.

Income tax

The income tax charge for the period comprises both current and deferred tax. Current tax charge represents the amount payable on this year’s taxable profits and any adjustment relating to prior years. Taxable profits differ from accounting profits as some items of income or expenditure are not taxable or deductible, or may be taxable or deductible in a different accounting period. The current income tax charge is calculated on the basis of the tax laws enacted or substantively enacted at the balance sheet date in the countries where the Group’s subsidiaries and associates operate and generate taxable income.

Deferred tax is an accounting adjustment to provide for tax that is expected to arise in the future due to differences between accounting and tax bases. Deferred tax is determined using tax rates that are expected to apply when the timing difference reverses based on tax rates which are enacted or substantively enacted at the balance sheet date. Tax is recognised in the income statement, except to the extent that it relates to items recognised in other comprehensive income or equity. In this case, the tax is also recognised in other comprehensive income or equity as appropriate.

Tax liabilities are classified as current liabilities unless there is a right to defer the payment of the liability for at least one year after the balance sheet date. As at 31 December 2025, all the Group’s tax liabilities have been classified as current as there is no legally enforceable right to defer payment for more than 12 months.

Current tax assets and liabilities are offset only when there is a legally enforceable right to set off the asset and liability, and there is an intention to either settle on a net basis or to realise the asset and settle the liability simultaneously.

Where required by accounting standards, management establishes provisions for uncertain tax positions on the basis of amounts expected to be paid to the tax authorities. The Group’s current tax liabilities reflect management’s best estimate of the future amounts of corporation tax that will be settled.

The Group is subject to income taxes in numerous jurisdictions. There are various uncertainties relating to the determination of its tax liabilities where the ultimate tax liability cannot be known until a resolution has been reached with the relevant tax authority, or the issue becomes time-barred. Issues can take many years to resolve and therefore assumptions on the likely outcome have to be made by management.

Each country and tax risk is considered separately when deciding whether it is appropriate to set up an uncertain tax provision. If risks are considered to be linked, the Group will consider the tax treatment in aggregate where appropriate.

This assessment of uncertain tax positions is based on management’s interpretation of relevant tax rules and decided cases, external advice obtained, the statute of limitations and the status of the negotiations, and past experience with tax authorities. In evaluating whether a provision is needed, it is assumed that tax authorities have full knowledge of the facts and circumstances applicable to each issue.

Tax provisions can be built up over a number of years, but in the year of resolution there could be adjustments to these provisions which could have a material positive or negative impact on the tax charge for a particular year. The settlement of a significant issue could also have a material impact on the amount of cash tax payable in any one year. Judgement is required in determining the worldwide provision for income taxes, particularly in relation to the pricing of intra-group goods and services as well as debt financing.

The majority of the tax provisions relate to transfer pricing exposures where the Group faces a number of risks in jurisdictions around the world, and is subject to audits by tax authorities in the territories in which it operates. These tax audits have an uncertain outcome and can take several years to resolve, which in some cases may be dependent on litigation. The actual outcome could vary from management’s estimates, but these are updated at each reporting period in the light of the latest available information.

Deferred income tax

Deferred income tax is provided on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the Consolidated Financial Statements. The following temporary differences are not provided for: the initial recognition of goodwill; the initial recognition of assets or liabilities in transactions other than a business combination that at the time of the transactions affects neither the accounting nor taxable profit or loss; and differences relating to investments in subsidiaries to the extent that they will probably not reverse in the foreseeable future. The amount of deferred income tax is determined using tax rates (and laws) that have been enacted (or substantively enacted) at the balance sheet date, and are expected to apply when the related deferred income tax asset is realised or the deferred income tax liability is settled. Deferred tax balances are not discounted.

Deferred tax assets and liabilities are offset against each other when the timing differences relate to income taxes levied by the same tax authority on an entity or different entities which are part of a tax consolidation and there would be the intention to settle on a net basis.

Deferred income tax assets are recognised to the extent that it is probable that future taxable profits will be available against which the temporary differences can be utilised. The amount of deferred tax assets recognised at each balance sheet date is adjusted to reflect changes in management’s assessment of future taxable profits. In recognising the deferred tax asset in respect of losses, management has estimated the quantum of future taxable profits, applying a risk weighting to future profits to reflect the uncertainties.

Business combinations

All business combinations are accounted for using the purchase method (acquisition accounting) in accordance with IFRS 3 Business Combinations. The cost of a business combination is the aggregate of the fair values at the date of exchange of assets given, liabilities incurred or assumed, and equity instruments issued by the Group. The cost of a business combination is allocated at the acquisition date by recognising the acquiree’s identifiable assets, liabilities, and contingent liabilities that satisfy the recognition criteria at their fair values. Any excess of the purchase price over the fair value of the identifiable assets and liabilities is recognised as goodwill. The acquisition date is the date on which the acquirer effectively obtains control of the acquiree.

An intangible asset is recognised if it meets the definition under IAS 38 Intangible Assets. The intangible assets arising on acquisition are goodwill, customer lists, and brands. Goodwill represents the synergies, workforce, and other benefits expected as a result of combining the respective businesses. Customer lists and brands are recognised at their fair value at the date of acquisition using an income-based approach, which involves the use of assumptions including customer termination rates, profit margins, contributory asset charges, and discount rates.

At the date of acquisition, deferred and contingent consideration represents its fair value, with subsequent changes after the measurement period being recognised in the income statement. Costs directly attributable to business combinations are charged to the income statement as incurred and presented as one-off and adjusting items.

Disclosures required by IFRS 3 Business Combinations are provided separately for those individual acquisitions that are considered to be material, and in aggregate for individually immaterial acquisitions. An acquisition would generally be considered individually material if the impact on the Group’s revenue and Adjusted Operating Profit measures (on an annualised basis) is greater than 5%, or the impact on goodwill is greater than 10% of the closing balance for the period. There were no individually material acquisitions in the year (2024: none).

Intangible assets

Intangible assets are stated at cost less accumulated amortisation and accumulated impairment losses, where applicable.

Intangible assets-finite useful lives

Intangible assets with finite useful lives are initially measured at either cost or fair value and amortised on a straight-line basis over their useful economic lives, which are reviewed on an annual basis. These assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the asset may exceed its recoverable amount. The fair value attributable to intangible assets acquired through a business combination is determined by discounting the expected future cash flows to be generated from that asset at the risk-adjusted weighted average cost of capital for the Group. The residual values of intangible assets are assumed to be $nil.

The estimated useful economic lives of intangible assets are as follows:

Customer lists:	3 to 15 years
Other intangibles:	2 to 15 years
Product development:	2 to 5 years
Computer software:	3 to 5 years

The following are the main categories of intangible assets with finite useful lives:

(a) Customer lists

Customer lists are acquired as part of business combinations. No value is attributed to internally generated customer lists.

(b) Other intangibles

Other intangibles consists of brands with finite useful lives and intellectual property. Brands are acquired as part of business combinations. No value is attributed to internally generated brands as expenditure incurred to develop, maintain, and renew brands internally is recognised as an expense in the period incurred. Intellectual property costs are incurred in acquiring and maintaining patents and licences. These are recognised only if the cost can be measured reliably, and they are expected to generate economic benefits beyond one year, in excess of their cost.

(c) Product development

Costs incurred in the design and testing of new or improved products are recognised as intangible assets only if the cost can be measured reliably, and it is probable that the project will be a success considering its commercial and technological feasibility. Capitalised product development expenditure is measured at cost less accumulated amortisation.

Other development expenditure and all research expenditure are recognised as an expense as incurred and amount to $4m in the year (2024: $5m).

Development costs recognised as an expense are never reclassified as an asset in a subsequent period. Development costs that have been capitalised are amortised from the date the product is made available.

(d) Computer software

Costs that are directly associated with the production of identifiable and unique software products that are controlled by the Group (including employee costs and external software development costs) are recognised as intangible assets, if they are expected to generate economic benefits beyond one year in excess of their cost. Purchased computer software is initially recognised based on the costs incurred to acquire and bring it into use.

Costs associated with maintaining computer software are recognised as an expense in the period in which they are incurred.

Intangible assets-indefinite useful lives

(a) Goodwill

Goodwill represents the excess of the cost of an acquisition over the fair value of the Group’s share of the net identifiable assets of the acquired business at the date of acquisition. It is recognised as an intangible asset. Goodwill arising on the acquisition of an associate is included in investments in associates.

(b) Brands with indefinite useful lives

Brands with indefinite useful lives are acquired as part of business combinations. No value is attributed to internally generated brands as expenditure incurred to develop, maintain, and renew brands internally is recognised as an expense in the period incurred.

The Terminix US and Terminix International brands are considered to have indefinite useful lives due to their long history in the US (being founded in 1927) and having a strong brand equity in the US for much of their history and now internationally. The Group plans to continue to support and invest in the Terminix brand; it controls all the associated assets that support the underlying business, and therefore it is considered that there is no foreseeable limit on the period over which these brands will continue to generate net cash inflows.

Goodwill and brands with indefinite useful lives are tested annually for impairment and carried at cost less accumulated impairment losses. For the purpose of impairment testing, goodwill is allocated to cash-generating unit groups (CGU groups) identified according to region of operation and reportable business unit. Gains and losses on the disposal of an entity include the carrying amount of goodwill relating to the entity sold.

At the start of 2025, management reviewed its grouping of CGUs and its allocation of goodwill for the purposes of assessing impairment based on the lowest level at which the goodwill is monitored. Based on this review, management has determined that the Group now has six CGU groups. These are North America, UK & SSA, Europe, LATAM, Asia & MENAT, and Pacific. The key factors considered in management’s conclusion included the change in reporting segments to North America and International, to reflect the high proportion of business in the US, and the subsequent allocation of resources based on the results for each operating segment.

Before initiating the change in CGU grouping, in accordance with IAS 36, management performed a value-in-use impairment test on the pre-existing CGU groups and determined there to be no impairment of goodwill within any of the groups.

The recoverable amount of a CGU group is determined based on the higher of value-in-use calculations using cash flow projections, and fair value less costs to sell. The cash flow projections in year one are based on financial budgets approved by management, which are prepared as part of the Group’s normal planning process. Cash flows for years two to five use management’s expectation of revenue growth and operating profit margin, based on past experience and expectations regarding future performance and profitability for each CGU group. Cash flows beyond the five-year period are extrapolated using estimated long-term growth rates (LTGR).

Cash flow projections included in the impairment review models include management’s view of the impact of climate change, including costs related to the effects of climate change, as well as the future costs of the Group’s commitment to reach net zero by 2040 and costs of compliance with current legal requirements. The potential increased costs, to meet these commitments less any benefits that may occur, are not expected to be material and therefore have not resulted in any impairments during 2025.

Property, plant and equipment

Property, plant and equipment is stated at historic cost less depreciation, with the exception of freehold land and assets under construction which are not depreciated. Historic cost includes expenditure that is directly attributable to the acquisition of the items.

Depreciation of assets is calculated using the straight-line method to allocate the difference between their cost and their residual values over their estimated useful lives, as follows:

Freehold buildings:	50 to 100 years
Leasehold improvements:	Shorter of the lease term or estimated useful life
Vehicles:	4 to 10 years
Plant and equipment (including service contract equipment):	3 to 10 years
Office equipment, furniture, and fittings:	3 to 10 years

Residual values and useful lives of assets are reviewed annually and amended as necessary. Fixed assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of the fixed asset may exceed its recoverable amount. There were no impairments in the year (2024: $nil).

When assets are sold, the gain or loss between sale proceeds and net book value is recognised in the income statement.

The category of service contract equipment represents the pool of assets used by the Group in delivering contracted services to customers. Land and buildings comprise mainly offices and warehouses inclusive of leasehold improvements.

Leases

The Group leases land and buildings, vehicles, and other equipment. The lease durations vary from lease to lease according to the asset leased and local practices. Some of the Group’s leases have extension and termination options attached to them. Lease extension options and lease termination options are only included in the calculation of the lease liability if there is reasonable certainty that they will be exercised. Judgement is required to determine the level of certainty.

Cash and cash equivalents

Cash and cash equivalents include cash in hand, short-term bank deposits, and other short-term, highly liquid investments with original maturities of three months or less (and subject to insignificant changes in value). In the cash flow statement, cash and cash equivalents are shown net of bank overdrafts. Bank overdrafts are shown within borrowings in current liabilities on the balance sheet.

Derivative financial instruments

Accounting for derivative financial instruments and hedging activities

Derivatives are initially recognised at fair value on the date a derivative contract is entered into and are subsequently remeasured at their fair value at the balance sheet date. The method of recognising the resulting gain or loss depends on whether the derivative is designated as a hedging instrument and, if so, the nature of the item being hedged. At the inception of the transaction, the Group documents the relationship between hedging instruments and hedged items, as well as its risk management objective and strategy for undertaking various hedge transactions. The Group also documents its assessment, both at hedge inception and on an ongoing basis, of whether the derivatives that are used in hedging transactions are effective in offsetting changes in fair values of hedged items.

Certain financial instruments are not designated or do not qualify for hedge accounting. Typically the Group will not designate financial instruments for hedge accounting where a perfect or near perfect offset is expected between the change in value of assets and liabilities. Changes in the fair value of any derivative instruments in this category are immediately recognised in the income statement. Where financial instruments are designated for hedge accounting they are designated as either fair value hedge, net investment hedge, or cash flow hedge. When designating cross-currency swaps, the cost of hedging has been excluded from the relationship and any movement in the fair value related to the cost of hedging is deferred in equity and amortised over the life of the hedged item.

(a) Fair value hedge

These instruments are used to hedge exposure to changes in the fair value of recognised assets or liabilities. Changes in the fair value of derivatives that are designated and qualify as fair value hedges are recognised in the income statement, together with any changes in the fair value of the hedged asset or liability that are attributable to the hedged risk. There were two fair value hedges as at the year end date (2024: nil).

The following fair value hedges were designated in June 2025 and remain in place as at 31 December 2025:

€600m bond (maturity June 2030) and £400m bond (maturity June 2032); the notional value of the hedging instruments designated equals the notional of the hedged items, therefore the hedge ratio is considered to be 1:1. The carrying amount of the hedged items is included within borrowings in the Consolidated Balance Sheet.

The fair value loss on the derivative recognised in the income statement during the year amounted to $5m; this is offset by the gain on the fair value of the hedged items of $7m, resulting in a net fair value hedge gain of $2m.

(b) Net investment hedge

These instruments are used to hedge exposure on translation of net investments in foreign operations. Any gain or loss on the hedging instrument related to the effective portion of the hedge is recognised in other comprehensive income; the gain or loss related to the ineffective portion is recognised immediately in the income statement. In the event of disposal of a foreign operation, the gains and losses accumulated in other comprehensive income are recycled through the income statement. All currencies are directly hedged, therefore the hedge ratio is considered to be 1:1.

The Group expects that the values of the hedged item and hedging instrument will move in opposite directions in response to movements in the same hedged risk. Where there are sufficient levels of denominated net assets, the critical terms are deemed to match.

(c) Cash flow hedge

These instruments are used to hedge a highly probable forecast transaction, or a change in the cash flows of a recognised asset or liability. The portion of the gain or loss on the hedging instrument relating to the effective portion of the hedge is recognised in other comprehensive income. Any ineffective portion is immediately recognised in the income statement. The gains or losses that are recognised in other comprehensive income are transferred to the income statement in the same period in which the hedged cash flows affect the income statement. In the event that the hedged item occurs or is no longer expected to occur, accumulated gains or losses held in the cash flow hedge reserve are immediately recognised in the income statement. In the event that the hedged item is expected to occur but no longer meets the requirements of hedge accounting, accumulated gains or losses remain in other comprehensive income and are only recognised in the income statement when the forecast transaction occurs or is no longer expected to occur. All cash flow hedge relationships are hedges of a foreign currency risk and all currencies were directly hedged, therefore the hedge ratio is considered to be 1:1.

Cash flow hedge accounting has been applied to derivatives (marked as ‘cash flow hedge’) in the table on page 188 in accordance with IFRS 9. Where no hedge accounting has been applied, related derivatives have been marked as ‘non-hedge’.

The hedged item, a euro bond, creates an exposure to pay interest annually and the principal at maturity. By receiving the same amount at the same dates through a cross-currency swap, this exposure is eliminated. Since the critical terms of the derivative and the hedged debt match (i.e. matching currencies, payment dates, and interest rate on the leg of the swap offsetting the bond), the change in value of the derivative, excluding any basis risk, will be considered to completely offset the changes in the hedged cash flow.

Analysis of bank and bond debt

Borrowings are recognised initially at fair value, net of transaction costs incurred. Borrowings are classified as current liabilities unless the Group has a continuing right to defer settlement of the liability for at least 12 months after the balance sheet date.

Dividends

Dividend distribution to the Company’s shareholders is recognised as a liability in the Consolidated Financial Statements in the period in which the dividends are approved by the Company’s shareholders. Interim dividends are recognised when paid.

Share capital

The Company’s share capital is made up of the shares that have been issued to its members, whether on, or subsequent to, its incorporation. At the year end, the Company’s issued share capital consisted of ordinary shares of 1p each, with one voting right per share, as detailed below.

The Company does not have a limited amount of authorised capital and does not hold any shares in treasury.